UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

Goldman Sachs Private Middle Market Credit II LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01307	83-3053002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 – Entry into a Material Definitive Agreement.

On September 14, 2023, Goldman Sachs Private Middle Market Credit II SPV II LLC (“SPV”), a wholly-owned subsidiary of Goldman Sachs Private Middle Market Credit II LLC (the “Company”), entered into a fourth amendment (the “Fourth Amendment”) to the Amended and Restated Loan and Security Agreement, dated March 5, 2021, as amended by the first amendment thereto, dated August 17, 2021, by the second amendment thereto, dated October 29, 2021, and by the third amendment thereto, dated February 15, 2022 (as so amended and as further amended by the Fourth Amendment, the “Amended and Restated Loan and Security Agreement”), among SPV, the Company, JPMorgan Chase Bank, National Association, as administrative agent and lender, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as securities intermediary. The Fourth Amendment (i) increased the Advance Rate from 55% to 60%, generally, and from 57.5% to 62.5% when determining compliance with certain conditions to make distributions of interest proceeds; (ii) modified certain Concentration Limitations; (iii) added the end of the Company’s investment period as a trigger for the end of the Reinvestment Period; (iv) reallocated 0.20% of the undrawn fee and the interest rate margin to a stand-alone administration fee; (v) added a restriction preventing SPV from acquiring new recurring revenue loans in excess of 25% of the Collateral Principal Amount; (vi) extended the scheduled termination date of the Amended and Restated Loan and Security Agreement by one year from September 24, 2025 to September 24, 2026; (vii) increased the Market Value Trigger from 65.0% to 67.5%; and (viii) increased the Market Value Cure Level from 55.0% to 60.0%.

Capitalized terms used in the foregoing paragraph but not otherwise defined herein shall have the meanings ascribed to such terms in the Amended and Restated Loan and Security Agreement.

The foregoing description is only a summary of the material provisions of the Amended and Restated Loan and Security Agreement and is qualified in its entirety by reference to a copy of the Amended and Restated Loan and Security Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1

Fourth Amendment to Amended and Restated Loan and Security Agreement, dated September 14, 2023, by and among SPV, as borrower, the Company, as its portfolio manager, JPMorgan Chase Bank, National Association as lender and administrative agent for the lenders thereunder, and U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, and U.S. Bank National Association, as securities intermediary.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2023	Goldman Sachs Private Middle Market Credit II LLC (Registrant)

	By:	/s/ Alex Chi
	Name:	Alex Chi
	Title:	Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer and Co-President